UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                             PFS Bancorp, Inc.
______________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)


______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
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     (1)  Title of each class of securities to which transaction applies:

______________________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

______________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

______________________________________________________________________________
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______________________________________________________________________________
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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______________________________________________________________________________
     (3)  Filing party:

______________________________________________________________________________
     (4)  Date filed:

______________________________________________________________________________

                     [PFS Bancorp, Inc. Logo]



                                                               April 8, 2004


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PFS Bancorp, Inc. The meeting will be held at our main office located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 6, 2004 at 3:00 p.m., Eastern Daylight Savings Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     On behalf of the board of directors and all of the employees of PFS Bancorp, Inc., I thank you for your continued interest and support.

                              Sincerely,

                              /s Mel E. Green

                              Mel E. Green
                              President and Chief Executive Officer

                             PFS BANCORP, INC.
                        Second and Bridgeway Streets
                           Aurora, Indiana 47001
                               (812) 926-0631
                              _______________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on May 6, 2004
                              _______________

     Our Annual Meeting of Stockholders will be held at the main office of PFS Bancorp located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 6, 2004 at 3:00 p.m., Eastern Daylight Savings Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

     (1) To elect two directors for a three-year term expiring in 2007, and until their successors are elected and qualified;

     (2) To ratify the appointment by the Audit Committee of the board of directors of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2004; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     You are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof if you were a stockholder of record as of the close of business on March 26, 2004, the voting record date.

                              By Order of the Board of Directors

                              /s/ Mel E. Green

                              Mel E. Green
                              President and Chief Executive Officer

Aurora, Indiana
April 8, 2004










------------------------------------------------------------------------------
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
------------------------------------------------------------------------------




                        TABLE OF CONTENTS



                                                                       Page

About the Annual Meeting of Stockholders . . . . . . . . . . . . .        1
Information with Respect to Nominees for Director, Continuing
 Directors and Executive Officers. . . . . . . . . . . . . . . . .        3
  Election of Directors. . . . . . . . . . . . . . . . . . . . . .        3
  Directors Whose Terms Are Continuing . . . . . . . . . . . . . .        4
  Executive Officers Who Are Not Directors . . . . . . . . . . . .        4
  Stockholder Nominations. . . . . . . . . . . . . . . . . . . . .        5
  Director Nominations; Committees and Meetings of the Board of
   Directors of PFS Bancorp. . . . . . . . . . . . . . . . . . . .        5
  Compensation Committee Interlocks and Insider Participation. . .        6
  Compensation of Directors. . . . . . . . . . . . . . . . . . . .        6
  Code of Ethics for Directors, Executive Officers and Financial
Professionals. . . . . . . . . . . . . . . . . . . . . . . . . . .        6
Beneficial Ownership of Common Stock by Certain Beneficial Owners
 and Management. . . . . . . . . . . . . . . . . . . . . . . . . .        7
  Section 16(a) Beneficial Ownership Reporting Compliance. . . . .        8
Executive Compensation . . . . . . . . . . . . . . . . . . . . . .        9
  Summary Compensation Table . . . . . . . . . . . . . . . . . . .        9
  Deferred Compensation Plan . . . . . . . . . . . . . . . . . . .        9
  Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . .       10
  Indebtedness of Management and Related Party Transactions. . . .       10
Report of the Compensation Committee . . . . . . . . . . . . . . .       11
Ratification of Appointment of Auditors. . . . . . . . . . . . . .       11
  Audit Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Report of the Audit Committee. . . . . . . . . . . . . . . . . . .       13
Stockholder Proposals and Stockholder Communications with the
 Board of Directors. . . . . . . . . . . . . . . . . . . . . . . .       13
Annual Reports . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Other Matters. . . . . . . . . . . . . . . . . . . . . . . . . . .       14

Appendix A - Nominating and Corporate Governance Committee Charter      A-1


                             PFS BANCORP, INC.
                              _______________

                              PROXY STATEMENT
                              _______________

                       ANNUAL MEETING OF STOCKHOLDERS



     This Proxy Statement is furnished to holders of common stock of PFS Bancorp, Inc., the parent holding company of Peoples Federal Savings Bank. Proxies are being solicited on behalf of our board of directors to be used at the Annual Meeting of Stockholders to be held at our main office located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 6, 2004 at 3:00 p.m., Eastern Daylight Savings Time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about April 8, 2004.

______________________________________________________________________________

                 ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
______________________________________________________________________________

What is the purpose of the Annual Meeting?

     At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent auditors. In addition, management will report on the performance of PFS Bancorp and respond to questions from stockholders.

Who is entitled to vote?

     Only our stockholders of record as of the close of business on the record date for the meeting, March 26, 2004, are entitled to vote at the meeting. On the record date, we had 1,473,728 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

     Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

     Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     * First, you may send a written notice to the Secretary of PFS Bancorp, Mr. Jack D. Tandy, Corporate Secretary, PFS Bancorp, Inc., Second and Bridgeway Streets, Aurora, Indiana 47001, stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     * Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the board of directors' recommendations?

     The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement. In summary, the board of directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Grant Thornton LLP for fiscal 2004.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast with a quorum present. The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. The proposals to elect directors and to ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. As a result, there will be no "broker non-votes" at this meeting. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.

______________________________________________________________________________

             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
               CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
______________________________________________________________________________

Election of Directors

     Our Articles of Incorporation provide that the board of directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

     At the Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2007, and until their successors are elected and qualified.

     No nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Messrs. Laker and Houze who are first cousins. Each nominee currently serves as a director of PFS Bancorp and of Peoples Federal Savings Bank. Our board of directors has determined that a majority of our members are independent directors as defined in the Nasdaq National Market's listing standards. The current independent members are Messrs. Houze, Laker, Moeller, Petty and Tandy.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors. At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director and our continuing directors. Ages are reflected as of March 26, 2004 and tenure as director includes service as a director of People Federal Savings Bank.

      Nominees for Director for Three-Year Terms Expiring in 2007

                              Principal Occupation During           Director
      Name             Age        the Past Five Years                Since
      ----             ---  ------------------------------------    --------

Dale R. Moeller        67   Owner and Operator of the Moeller         1987
                            Insurance Company, Aurora, Indiana.

Carl E. Petty          66   Owner and President of Aurora Lumber      1986
                            Company, Inc., Aurora, Indiana, a
                            retail lumber and building materials
                            facility.



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

Directors Whose Terms Are Continuing


                   Directors with a Term Expiring in 2005


                              Principal Occupation During           Director
      Name             Age        the Past Five Years                Since
      ----             ---  ------------------------------------    --------

Mel E. Green           54   President and Chief Executive Officer     2001
                            of the PFS Bancorp and Peoples Federal
                            since July 2001.  Previously, Managing
                            Officer and Chief Executive Officer of
                            Peoples Federal since May 1993.

Robert L. Laker        73   Chairman of the Board of PFS Bancorp      1972
                            and Peoples Federal.  Retired since 1999.
                            Previously, President of Robert L.
                            Johnston Co., Inc., a retail furniture
                            and appliance store in Aurora, Indiana.


                   Directors with a Term Expiring in 2006

                              Principal Occupation During           Director
      Name             Age        the Past Five Years                Since
      ----             ---  ------------------------------------    --------

Gilbert L. Houze       75   Vice Chairman of the Board of PFS         1965
                            Bancorp and  Peoples Federal.  Retired.
                            Previously, Managing Officer and
                            President of the Savings Bank.

Jack D. Tandy          72   Corporate Secretary of PFS Bancorp and    1986
                            Assistant Secretary of Peoples Federal.
                            Previously, Director and non-employee
                            Vice President of PFS Bancorp and Peoples
                            Federal.  Previously, owner of Tandy's
                            Men's Warehouse, a retail clothing store in Aurora, Indiana.


Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the executive officer of PFS Bancorp and Peoples Federal who does not serve as a director. Age is as of March 26, 2004.

                              Principal Occupation During
      Name             Age        the Past Five Years
      ----             ---  ------------------------------------
Stuart M. Suggs        46   Mr. Suggs currently serves as Corporate Treasurer,
                            Vice President and Chief Financial Officer of PFS
                            Bancorp and Peoples Federal. Previously, Mr. Suggs was Vice President and Chief Financial Officer of
                            Peoples Federal since July 1999.  Prior thereto, Mr.
                            Suggs was the Chief Financial Officer of Sycamore
                            National Bank, Cincinnati, Ohio, from June 1998 through July 1999. Previously, Mr. Suggs was an
                            Assistant Vice President of Accounting Systems &
                            Analysis with PNC Bank, Cincinnati, Ohio, between
                            June 1980 and February 1998.

Stockholder Nominations

     Article III, Section 14 of our Bylaws governs nominations for election to the board of directors, and requires all nominations for election to the board, other than those made by the board, to be made by a stockholder eligible to vote at an annual meeting of stockholders who has complied with the notice provisions in that section. Written notice of a stockholder nomination must be delivered to, or mailed to and received at, our principal executive offices not later than 120 days prior to the anniversary date of the initial mailing of proxy materials in connection with the immediately preceding annual meeting of our stockholders. For this Annual Meeting, such notice must have been received no later than the close of business on December 6, 2003. We did not receive any such nominations.

     The board of directors or our nominating committee may reject any nomination by a stockholder not made in accordance with the requirements of
Article III, Section 14. Notwithstanding the foregoing, if neither the board of directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article III, Section 14.

Director Nominations; Committees and Meetings of the Board of Directors of PFS Bancorp

     The board of directors of PFS Bancorp has established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. During the fiscal year ended December 31, 2003, the board of directors of PFS Bancorp met eight times. During fiscal 2004, the board of directors intends to hold separate executive sessions of solely independent directors in accordance with the listing requirements of the Nasdaq Stock Market, Inc. No director of PFS Bancorp attended fewer than 75 percent of the aggregate total number of board meetings and committee meetings on which he served during this period. All of the members of the board attended the Annual Meeting of Stockholders in May 2003.

     Nominating and Corporate Governance Committee. We established a Nominating and Corporate Governance Committee in 2004 for the purpose of nominating directors for election at the annual meeting. The current members of the Nominating and Corporate Governance Committee are Messrs. Houze and Laker who met once in 2004 to consider director nominations and recommended nominees to the full board of directors. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq's listing standards, who rotate annually so that no director will be in a position to recommend himself for nomination to the board of directors.

     On February 12, 2004, the Nominating and Corporate Governance Committee adopted a written charter which is attached hereto as Appendix A. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the
SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors. In addition, our Bylaws provide that no person 75 years of age or older is eligible for nomination to the board of directors. The committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. A stockholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing supporting material the stockholder considers appropriate.

     Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the board of directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-KSB, and monitors PFS

Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of Messrs. Tandy, Moeller and Petty, who is Chairman.

     All of the members of the audit committee are independent as determined by our board of directors and as defined in Nasdaq's listing standards and rules and regulations of the SEC. Although Mr. Tandy held the title of "Vice President" while serving on the board of directors of Peoples Federal Savings Bank from 1992 to 2001, Mr. Tandy was not an employee of Peoples Federal Savings Bank nor was he in any manner involved in its daily operations. The audit committee meets on an as needed basis and met four times in fiscal 2003. On July 12, 2001, the board of directors adopted an audit committee charter which was attached as Appendix A to PFS Bancorp's proxy statement for the 2002 Annual Meeting of Stockholders.

     The board of directors has determined that no members of the Audit Committee meet the requirements recently adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert. In accordance with our Bylaws, Mr. Houze will not be eligible for re-election to the board of directors in 2006 due to his age. We are presently exploring means to expand the board to include an audit committee financial expert or, alternatively, will seek to replace Mr. Houze in 2006 with an individual who meets the definition of an audit committee financial expert.

Compensation Committee Interlocks and Insider Participation

     Compensation Committee. The Compensation Committee of PFS Bancorp consists of Messrs. Laker, Houze, Moeller, Petty and Tandy. The Compensation Committee reviews the compensation of PFS Bancorp's Chief Executive Officer and the other executive officers. The Compensation Committee met two times during 2002. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for 2002 is set forth under "Report of the Compensation Committee." No member of the Compensation Committee is a current or former officer or employee of PFS Bancorp or Peoples Federal, except that Mr. Houze served as Managing Officer and President of Peoples Federal until his retirement in 1993. All members are independent members of our board of directors as defined in the Nasdaq's listing standards.

Compensation of Directors

     Each director, except Mr. Green, receives annual fees of $15,276 for services on the board of directors, $2,544 for service on all the committees and payment of 80% of their health insurance premiums so long as he is absent from no more than four meetings of the board of directors and committees on which he served held during the applicable year. As members of Peoples Federal Savings Bank's Loan Committee, Messrs. Laker, Houze, Tandy, Petty and Moeller also received a fee of $50 for inspecting properties securing real estate loans due to their extensive knowledge about local values and trends. Such payments aggregated approximately $2,000 for each director in 2003. In addition, Messrs. Laker, Houze and Tandy received a fee of $2,160, $1,524 and $768, respectively, for serving as Chairman of the Board, Vice Chairman of the Board and Secretary, respectively, of Peoples Federal Savings Bank during 2003. For the year ended December 31, 2003, each director, other than Mr. Green, received a year-end payment of $700.

Code of Ethics for Directors, Executive Officers and Financial Professionals

     The board of directors has adopted a code of ethics for our directors, executive officers, including the chief executive officer and the chief financial officer, and financial professionals. Our directors and officers are expected to adhere at all times to this code of ethics. Failure to comply with this code of ethics is a serious offense and will result in appropriate disciplinary action. We have posted this code of ethics on our Internet website at www.peoplesfederalsavings.com.

     We will disclose on our Internet website at www.peoplesfederalsavings.com, to the extent and in the manner permitted by Item 10 of Form 8-K under Section 13 of the Exchange Act, the nature of any amendment to this code of ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this code of ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this code of ethics that has been made known to any of our executive officers.

______________________________________________________________________________

                    BENEFICIAL OWNERSHIP OF COMMON STOCK
               BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
______________________________________________________________________________

     The following table sets forth, as of March 26, 2004, the voting record date, certain information as to the PFS Bancorp common stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of PFS Bancorp, (iii) certain executive officers of PFS Bancorp, and (iv) all directors and executive officers of PFS Bancorp as a group.

                                                          Common Stock Beneficially
                                                        Owned as of March 12, 2004 (1)
                                                        ------------------------------
         Name of Beneficial Owner                         Amount         Percentage
------------------------------------------------------- ----------     ---------------
PFS Bancorp, Inc.                                         121,670(2)         8.3%
  Employee Stock Ownership Plan Trust
  Second and Bridgeway Streets
  Aurora, Indiana 47001

Kenneth and Joan Lehman                                   109,613(3)         7.4
  1408 North Abingdon Street
  Arlington, Virginia 22207

Directors:
  Mel E. Green                                             31,612(2)(4)(5)   2.1
  Gilbert L. Houze                                         18,042(4)(6)      1.2
  Robert L. Laker                                          28,042(2)(4)(7)   1.9
  Dale R. Moeller                                          13,042(4)(8)        *
  Carl E. Petty                                            28,042(4)(9)      1.9
  Jack D. Tandy                                            28,042(4)(10)     1.9

Executive Officer:
  Stuart M. Suggs                                           6,364(2)(4)(11)    *

All directors and executive officers of the
  Company as a group (7 persons)                          153,186(2)(12)    10.4

____________________

*    Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                       (Footnotes continue on following page)

____________________

(2) The PFS Bancorp, Inc. Employee Stock Ownership Plan Trust was established pursuant to the PFS Bancorp, Inc. Employee Stock Ownership Plan by an agreement between PFS Bancorp and Messrs. Green, Laker and Suggs who act as Trustees of the ESOP. As of December 31, 2003, 35,038 shares held in the ESOP Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of common stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP Trust.

(3) The information on number of shares held is based on a Schedule 13D/A filed on March 4, 2004 by Kenneth R. Lehman and Joan Abercrombie Lehman, spouses, who report joint ownership of all of the shares. According to such filing, they each share voting power and dispositive power over all the shares.

(4)  Includes 2,434 shares held in the 2002 Recognition and Retention Plan
     Trust.

(5) Includes 3,570 shares which have been allocated to Mr. Green's account in the ESOP.

(6)  Includes 15,000 shares held jointly with Mr. Houze's spouse.

(7) Includes 15,000 shares held by Mr. Laker's spouse in trust and 10,000 shares in trust for the benefit of Mr. Laker.

(8)  Includes 10,000 shares held jointly with Mr. Moeller's spouse.

(9)  Includes 25,000 shares held jointly with Mr. Petty's spouse.

(10) Includes 12,500 shares held by Mr. Tandy's spouse in trust and 12,500 shares held in trust for the benefit of Mr. Tandy.

(11) Includes 3,322 shares that have been allocated to Mr. Suggs' account in the ESOP.

(12) Includes an aggregate of 6,892 shares of common stock held in the ESOP and 17,038 shares held in the Recognition and Retention Plan Trust.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

     Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, 2003, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

______________________________________________________________________________

                          EXECUTIVE COMPENSATION
______________________________________________________________________________

Summary Compensation Table

     PFS Bancorp does not pay separate cash compensation to its directors and officers. The following table sets forth a summary of certain information concerning the compensation paid by Peoples Federal for services rendered in all capacities during the years ended December 31, 2003, 2002 and 2001 to the President and Chief Executive Officer. No executive officers of PFS Bancorp, or its subsidiaries, received a total annual salary and bonus during fiscal 2003 in excess of $100,000.


                                                        Long Term Compensation
                                                                Awards
                                                      -------------------------
                             Annual Compensation(1)                  Securities
    Name and                 ----------------------    Restricted    Underlying     All Other
Principal Position      Year    Salary     Bonus         Stock        Options      Compensation
------------------      ----    ------     -----      -----------    ----------    ---------------
Mel E. Green            2003    $78,367   $  700      $    --           7,604     $26,024(3)
President and Chief     2002     74,954    1,700        51,714(2)         --       19,312
 Executive Officer      2001     70,354    2,700           --             --       16,445

____________________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management, the costs of providing such benefits to the named executive officer during the years ended December 31, 2003, 2002 and 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of 3,042 shares of restricted common stock to Mr. Green pursuant to the Recognition Plan, which was deemed to have had the indicated value at the date of grant. The award vests 20% per year from the date of grant. As of December 31, 2003, Mr. Green had 2,434 shares of unearned restricted stock which had a fair market value of $47,828. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock vests.

(3) Includes the fair market value of 1,264 shares of common stock on December 31, 2003 ($19.65), allocated to Mr. Green's ESOP account during 2003. Also includes contributions by Peoples Federal Savings Bank to its 401(k) plan for the benefit of Mr. Green which amounted to $1,186 during fiscal 2003.


Deferred Compensation Plan

     In December 2000, Peoples Federal established an Executive Officers and Directors Deferred Compensation Plan pursuant to which participants will be entitled to annual payments of $17,800 for 10 years upon their retirement, provided they have served as a director or executive officer for at least 10 years. Benefits under the deferred compensation plan will become immediately vested upon a change-in-control of Peoples Federal. In addition to the current directors, Mr. Suggs, who is Corporate Treasurer, Vice President and Chief Financial Officer of PFS Bancorp and Peoples Federal, participates in this plan.

Stock Options

                 Stock Option Grants During 2003

     The following table sets forth, with respect to the executive officer named in the Summary Compensation Table above, information with respect to stock options granted during 2003.


                       Individual Grants                                   Potential Realizable Value
----------------------------------------------------------------------     at Assumed Annual Rates of
                 Number of     Percent of Total                           Stock Price Appreciation for
                 Securities    Options Granted   Exercise                       Option Term(2)
                 Underlying    to Employees in   Price      Expiration    ----------------------------
Name          Options Granted   Fiscal Year      ($/Sh)(1)     Date            5%              10%
----          ---------------  ----------------  ---------  ----------    ------------    ------------              ---
Mel E. Green      7,604            31.4%          $16.85     6/19/13         $80,579        $204,202

____________________

(1) The exercise price was based on the market price of PFS Bancorp's common stock on the date of the grant.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the common stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

                      Year-end Option Values

     The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the number of options held as of December 31, 2003 and the value with respect thereto.

                       Number of Securities        Value of Unexercised
                      Underlying Unexercised       in the Money Options
                       Options at Year-End            at Year End(1)
                --------------------------------  --------------------------
     Name         Exercisable     Unexercisable   Exercisable  Unexercisable
     ----       --------------  ----------------  -----------  -------------
Mel E. Green         --             7,604          $  --        $21,291

____________________

(1) Calculated by multiplying (i) the difference between the fair market value of a share of the common stock underlying the options at December 31, 2003 ($19.65) and the exercise price of the options and (ii) the number of shares subject to option.

Indebtedness of Management and Related Party Transactions

     In the ordinary course of business, Peoples Federal makes loans available to its directors, officers and employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. At December 31, 2003, Peoples Federal had three loans outstanding to our directors and executive officers, or members of their immediate families. The two loans to Mr. Green and one loan to Mr. Houze were made pursuant to a program available to all employees of Peoples Federal. Mr. Green has a mortgage loan and a home equity line of credit and Mr. Houze has a mortgage loan, all of which have discounted rates of interest equal to Peoples Federal's average cost of funds plus 1% as adjusted every six months. At
                                    10

December 31, 2003 such loans amounted to $31,900, $32,889 and $80,919 and had interest rates of 3.0%, 2.875% and 3.375%, respectively. Such loans were current in accordance with their original terms as of December 31, 2003.

______________________________________________________________________________

                   REPORT OF THE COMPENSATION COMMITTEE
______________________________________________________________________________

     The Compensation Committee of the board of directors is responsible for establishing management compensation policies and procedures to be reflected in the Compensation Program offered to the executive officers of PFS Bancorp and Peoples Federal Savings Bank. During 2003, the members of the Compensation Committee met two times.

     The members of the Compensation Committee of both PFS Bancorp and Peoples Federal Savings Bank are identical and no member of the Compensation Committee is a current employee of PFS Bancorp or any subsidiary. The Compensation Committee of PFS Bancorp has exclusive jurisdiction over the administration and grants relating to the 2002 stock option plan and 2002 recognition and retention plan. The Compensation Committee uses market studies and published compensation data as a resource in establishing a competitive compensation program.

      The Compensation Committee considers several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of Peoples Federal Savings Bank, efficiency ratios, growth, satisfactory regulatory examinations, and market value of PFS Bancorp. The Compensation Committee also administers a broad-based incentive bonus plan which is based on, among other factors, the earnings per share growth and the return on average equity of PFS Bancorp.

     The Compensation Committee has sought to design a compensation program in which a significant portion of the compensation paid to senior management (including our President and Chief Executive Officer) be performance driven and incentive-based. It is through this process that we are able to compete for and retain qualified management personnel who are critical to our long-term success while aligning the interests of those managers with the long-term interests of our shareholders.

                                   Members of the Compensation Committee

                                   Gilbert L. Houze
                                   Robert L. Laker
                                   Dale R. Moeller
                                   Carl E. Petty
                                   Jack D. Tandy


______________________________________________________________________________

                  RATIFICATION OF APPOINTMENT OF AUDITORS
______________________________________________________________________________

     The Audit Committee of the board of directors has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of our financial statements for the year ending December 31, 2004, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     We have been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with PFS Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Grant Thornton LLP as our auditors, the Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, our auditors performed tax-related services, including the completion of our corporate tax returns, in 2003. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining the auditor's independence.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR
                       ENDING DECEMBER 31, 2004.

Audit Fees

     The following table sets forth the aggregate fees paid by us to Grant Thornton LLP for professional services rendered by Grant Thornton LLP in connection with the audit of PFS Bancorp's consolidated financial statements for 2003 and 2002, as well as the fees paid by us to Grant Thornton LLP for audit-related services, tax services and all other services rendered by Grant Thornton LLP to us during 2003 and 2002.



                                            Year Ended December 31,
                                            -----------------------
                                                2003       2002
                                            -----------  ----------
Audit fees (1) . . . . . . . . . . . . . .    $51,950     $52,650
Audit-related fees . . . . . . . . . . . .         --          --
Tax fees (2) . . . . . . . . . . . . . . .      4,160       3,000
All other fees (3) . . . . . . . . . . . .      4,825       1,175
                                               ------      ------
     Total . . . . . . . . . . . . . . . .    $60,935     $56,825
                                               ======      ======
____________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

(3) For 2003, all other fees consisted of fees paid in connection with an information technology audit. For 2002, all other fees related to services provided in connection with an analysis of the financial effect of the Recognition and Retention Plan.

     The Audit Committee selects our independent auditors and pre-approves all audit services to be provided by it primarily to PFS Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent auditors in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

     Each new engagement of Grant Thornton LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

______________________________________________________________________________

                      REPORT OF THE AUDIT COMMITTEE
______________________________________________________________________________


     The Audit Committee has reviewed and discussed PFS Bancorp's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with PFS Bancorp's independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in PFS Bancorp's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC.

                                   Members of the Audit Committee

                                   Dale R. Moeller
                                   Carl E. Petty
                                   Jack D. Tandy


______________________________________________________________________________

          STOCKHOLDER PROPOSALS AND STOCKHOLDER COMMUNICATIONS
                       WITH THE BOARD OF DIRECTORS
______________________________________________________________________________

     Any proposal which a stockholder wishes to have included in the proxy materials of PFS Bancorp relating to the next annual meeting of stockholders must be received at our principal executive offices, Second and Bridgeway Streets, Aurora, Indiana 47001, Attention: Corporate Secretary, no later than December 9, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article II, Section 12 of our Bylaws, which provides that the stockholder must give timely notice thereof in writing to the Secretary of PFS Bancorp (also by December 9, 2004). A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting, (b) the name and address, as they appear on PFS Bancorp's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of our capital stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

     Our board of directors has adopted a formal process by which stockholders may communicate with the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the board of directors of PFS Bancorp, Inc., c/o Jack D. Tandy, Corporate Secretary, at Second and Bridgeway Streets, Aurora, Indiana 47001.

______________________________________________________________________________

                               ANNUAL REPORTS
______________________________________________________________________________


     A copy of PFS Bancorp's Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-KSB (without exhibits) for 2003 required to be filed with the SEC. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-KSB for a fee that covers our reasonable expenses in furnishing such exhibits. Such written requests should be directed to Jack D. Tandy, Corporate Secretary, PFS Bancorp, Inc., Second and Bridgeway Streets, Aurora, Indiana 47001. The Form 10-KSB is not part of the proxy solicitation materials.

______________________________________________________________________________

                              OTHER MATTERS
______________________________________________________________________________


     Management is not aware of any business to come before the Annual
Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by PFS Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                                                    Appendix A
                             PFS BANCORP, INC.

          CHARTER OF NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                         OF THE BOARD OF DIRECTORS


I.   Purpose

     The Nominating and Corporate Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") of PFS Bancorp, Inc. (the "Company") to assist the Board in fulfilling its oversight responsibility. The primary duties and responsibilities of the Committee are to:

     * identify and recommend to the full Board the selection of qualified individuals to serve as Board members and recommend to the full Board director nominees for each Annual Meeting of Shareholders;

     * develop corporate governance principles applicable to the Company and to govern the conduct of the Board and its members; and

     * review nominations for director submitted by shareholders pursuant to Section 14 of the Company's Bylaws.

     The Committee has the authority to access any consultant of the Company to aid it in its responsibilities. The Committee has the authority and ability to retain, compensate and terminate, at the Company's expense, any search firm used to identify director candidates as is necessary to undertake its responsibilities.

II.  Compensation and Meetings

     Members of the Committee, as well as other committees of the Board, must meet applicable Nasdaq National Market listing standards and other statutory or regulatory requirements relative to director independence. The Committee must have two or more directors as determined by the Board, each of whom must be independent, non-employee directors, free from any relationship that would interfere with the exercise of its members' equitable judgment. Non-independent directors may attend Committee meetings and assist the Committee in establishing its meeting agendas. Compensation for service on the Committee will be established by the full Board based on the recommendations of the Compensation Committee.

     Members of the Committee, as well as other committees of the Board, are appointed by the Board of Directors at its Annual Meeting. Each committee of the Board will select the chair of such committee.

     The Committee shall establish its own schedule for meetings throughout the year. The Committee Chair must approve an agenda in advance of each meeting. If the Chair is not present, the members of the Committee may designate a Chair by a majority vote of those present. The Committee shall meet in executive session annually to review the performance of the Board and/or to discuss any other matters that it believes should be discussed without management present and will present a report to the Board.

     The Committee shall report to the Board of Directors. The Committee shall have authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion and to retain, terminate and obtain advice, reports or opinions from search firms or other internal or outside advisors and legal counsel in the performance of its responsibilities, and shall have the sole authority to approve related fees and retention terms.

                                    A-1

III.      Goals, Responsibilities and Duties

     The Committee shall establish criteria for the selection of new directors to serve on the Board of Directors.

     A.   Recommend Qualified Individuals for Board membership

          * Review individual qualifications for service of individuals on the full Board;

          *    Recommend to the Board individuals for Board membership;

          * Review shareholder submitted nominees for election of directors at the Annual Meeting of Shareholders; and

          * Recommend to the Board nominees for election of directors at the Annual Meeting of Shareholders.

     In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

     B.   Committee Membership and Qualifications

          * Recommend to the full Board the establishment of Board committees and subcommittees, as necessary, at the Annual Meeting of the Board and at other times during the year, if necessary;

          * Recommend to the full Board the membership and composition of each of the Board committees and sub-committees and recommend removal of any committee member, if necessary; and

          *    Review qualifications of Directors for committee membership.


     C.   Develop and Oversee Corporate Governance Principles

          * Develop and annually review Corporate Governance Principles for the overall governance of the Board of the Company and its subsidiaries and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate.

     D.   Other

          * Maintain minutes of meetings, which are circulated to the full Board and report to the Board of Directors on a regular basis.



                                    A-2

[x]  PLEASE MARK VOTES AS                         REVOCABLE PROXY
     IN THIS EXAMPLE
                            PFS BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PFS BANCORP, INC. If no boxes are marked, your vote will be cast as recommended by the board of directors by simply signing your name below and returning this card.

     The undersigned, being a stockholder of PFS Bancorp, Inc. as of March
26, 2004, hereby authorizes the board of directors or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at PFS Bancorp's main office, located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 6, 2004 at 3:00 p.m., Eastern Daylight Savings Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

     [ ]    FOR all nominees listed below   [ ]   WITHHOLD     [ ]  FOR ALL
            (except as marked to the                                EXCEPT
            contrary below)

     Nominees for three-year term expiring in 2007:

     Dale R. Moeller and Carl E. Petty.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____________________________________

2. PROPOSAL to ratify the appointment by the Audit Committee of Grant Thornton LLP as PFS Bancorp's independent auditors for the year ending December 31, 2004.

     [ ]  FOR                [ ]   AGAINST         [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     Shares of PFS Bancorp's Common Stock will be voted as specified. Unless otherwise marked, your proxy will be voted for the proposals by simply signing your name and returning this card. You may revoke this proxy at any time prior to the time it is voted at the annual meeting.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of PFS Bancorp, Inc. called for May 6, 2004, the accompanying Proxy Statement and the Annual Report prior to the signing of this proxy.


     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.



     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                       _______________
Please be sure to sign and date                              DATE
this Proxy in the box below.
______________________________________________________________________




____  Stockholder sign above________ Co-holder (if any) sign above_____



   Detach above card, sign, date and mail in postage paid envelope provided.



                       PFS BANCORP, INC.


                      PLEASE ACT PROMPTLY
            SIGN, DATE & MAIL YOUR PROXY CARD TODAY


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

                                        ESOP VOTING INSTRUCTION BALLOT
[x]    PLEASE MARK VOTES AS                    PFS BANCORP, INC.
        IN THIS EXAMPLE


  The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of PFS Bancorp, Inc. to vote, as designated below, all the shares of Common Stock allocated to my account pursuant to the ESOP as of March 26, 2004 at the Annual Meeting of Stockholders to be held at the main office of PFS Bancorp, located at Second and Bridgeway Streets, Aurora, Indiana on Thursday, May 6, 2004, at 3:00 p.m., Eastern Daylight Savings Time, and any adjournment thereof.



                                   ESOP



1.   ELECTION AS DIRECTORS of all nominees listed:

                                              For All
     For            Withhold                   Except
     [ ]              [ ]                       [ ]

     Nominees for three-year term expiring in 2007: Dale R. Moeller and Carl
     E. Petty.

     Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

     ____________________________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT by the Audit Committee of Grant Thorton LLP as PFS Bancorp's independent auditors for the fiscal year ending December 31, 2004.

     For             Against                  Abstain
     [ ]              [ ]                      [ ]


3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.


                                                       _______________
Please be sure to sign and date                              DATE
this Proxy in the box below.
______________________________________________________________________




____  Stockholder sign above________ Co-holder (if any) sign above_____




     The board of directors recommends a vote FOR the board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by PFS Bancorp's board of directors.

     If you return this card properly signed but you do not otherwise specify, shares will be voted for the board of directors' nominees for director and for Proposal 2. If you do not return this card, your shares will generally not be voted.

______________________________________________________________________________

                PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
                   THE BALLOT TO THE PLAN ADMINISTRATOR.
______________________________________________________________________________


                  [PFS Bancorp, Inc. Letterhead]




                                                    April 8, 2004





To:  Participants in PFS Bancorp, Inc.'s Employee Stock Ownership Plan


     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of PFS Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock allocated to your account pursuant to the Employee Stock Ownership Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the ESOP. The Plan Administrator will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of PFS Bancorp. If your voting instructions for the ESOP are not received, the shares allocated to your accounts will generally not be voted. While I hope that you will vote in the manner recommended by the board of directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. If you also own shares of PFS Bancorp Common Stock outside of the ESOP, you should receive other voting material for those shares owned by you individually and not under the ESOP. Please return all your voting material so that all your shares may be voted.

                                        Sincerely,



                                        Mel E. Green
                                        President and Chief Executive Officer

                                   RECOGNITION PLAN VOTING INSTRUCTION BALLOT
[x] PLEASE MARK VOTES AS                      PFS BANCORP, INC.
    IN THIS EXAMPLE


     The undersigned hereby instructs the Trustees of the 2002 Recognition and Retention Plan and Trust of PFS Bancorp, Inc. to vote, as designated below, all the shares of Common Stock granted pursuant to the Recognition Plan to the undersigned as of March 26, 2004 at the Annual Meeting of Stockholders to be held at the main office of PFS Bancorp, located at Second and Bridgeway Streets, Aurora, Indiana on Thursday, May 6, 2004, at 3:00 p.m., Eastern Daylight
Savings Time, and any adjournment thereof.



                               RRP

1.   ELECTION AS DIRECTORS of all nominees listed:

                                              For All
     For            Withhold                   Except
     [ ]              [ ]                       [ ]

     Nominees for three-year term expiring in 2007: Dale R. Moeller and Carl
     E. Petty.

     Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

     ____________________________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT by the Audit Committee of Grant Thorton LLP as PFS Bancorp's independent auditors for the fiscal year ending December 31, 2004.

     For             Against                  Abstain
     [ ]              [ ]                      [ ]


3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.


                                                       _______________
Please be sure to sign and date                              DATE
this Proxy in the box below.
______________________________________________________________________




____  Stockholder sign above________ Co-holder (if any) sign above_____




     The board of directors recommends a vote FOR the board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by PFS Bancorp's board of directors.

     If you return this card properly signed but you do not otherwise specify, shares will be voted for the board of directors' nominees for director and for Proposal 2. If you do not return this card, your shares will generally not be voted.

______________________________________________________________________________

                PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
                   THE BALLOT TO THE PLAN ADMINISTRATOR.
______________________________________________________________________________


                  [PFS Bancorp, Inc. Letterhead]




                                                               April 8, 2004






To: Persons Granted Restricted Stock Under PFS Bancorp's 2002 Recognition and Retention Plan

     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of PFS Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock granted to you pursuant to the 2002 Recognition and Retention Plan and Trust Agreement and held in the Trust will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustees of the Recognition Plan for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of PFS Bancorp. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the board of directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You should receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                  Sincerely,



                                  Mel E. Green
                                  President and Chief Executive Officer